EXHIBIT 4.1

SPECIMEN OF COMMON STOCK CERTIFICATE

[LOGO OF ABX AIR]

ABX AIR, INC.

COMMON STOCK	COMMON STOCK
NUMBER	SHARES
ABX

CUSIP

INCORPORATED UNDER THE LAWS	SEE REVERSE FOR CERTAIN
OF THE STATE OF DELAWARE	DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,

PAR VALUE $0.01 PER SHARE, OF

ABX AIR, INC.

transferable on the books of the Corporation by said owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[CORPORATE SEAL]
Secretary		Chief Executive Officer

Countersigned and Registered:

NATIONAL CITY BANK

Transfer Agent and Registrar

By

Authorized Officer

ABX AIR, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREOWNER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian
	(Cust)		(Minor)

under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

Please Print or Typewrite Name and Address and Zip Code of Assignee below.

FOR VALUE RECEIVED                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Name:

Name:

Name:

Street:

City, State, Zip Code

Shares of the capital stock represented by/within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

Signature of shareowner:

Signature of shareowner:

NOTICE: The signature to that assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE GUARANTEE

IMPORTANT

A NOTARY IS NOT ACCEPTABLE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERCIAL BANK, TRUST COMPANY, SAVINGS AND LOAN, CREDIT UNION OR BROKER WITH A MEMBER IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO SEC RULE 17 AD-16.

Medallion Signature(s) Guarantee